SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             October 25, 2006

Advanstar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-61386	94-3243499
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

641 Lexington Avenue, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 357-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 25, 2006, Advanstar, Inc.’s parent, Advanstar Holdings, Corp (“AHC”) granted Ms. Nancy Nugent, Vice President- Human Resources, an option to purchase 50,000 shares of the common stock of AHC at an exercise price of $10.00 per share pursuant to the 2000 Management Incentive Plan of AHC. The options were granted at an exercise price of not less than the fair value of AHC common stock and vest over nine years and will expire on October 26, 2016.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

. ADVANSTAR, INC

Date: October 31, 2006	By:	/s/ TED S. ALPERT
Name: Theodore S. Alpert
Title:Vice President-Finance,
Chief Financial Officer